Exhibit No. 18
BuyersOnline.com, Inc.
Form 10-KSB/ 2000
File No. 0-26917

                   FIRST LEVEL CAPITAL, INC.

                    SELLING AGENT AGREEMENT

                                                  September 7, 2000

First Level Capital, Inc.
50 Broadway, 24th Floor
New York, NY 10004

Gentlemen:

     BuyersOnline.com, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby confirms the agreement made with respect to the retention of the First Level Capital, Inc. (the "Selling Agent" or "Sales Agent") as the exclusive agent of the Company to assist the Company in finding qualified purchasers, pursuant to the terms of this Selling Agent Agreement (the "Agreement"), for up to an aggregate of $11,000,000 of the Company's Units ("Units" or "Securities"), each Unit consisting of one share of Series B Convertible Preferred Stock (the "Preferred Stock") and five Common Stock Purchase Warrants (the "Warrant") on a "best efforts" basis (the "Offering"). The Offering is being conducted on a "best-efforts all or none" basis with respect to 200,000 Units at a cash purchase price of $2,000,000, and on a "best-efforts basis" as to 780,000 Units at a cash purchase price of $7,800,000. The Bridge Financing contemplated by Section 17 shall automatically be exchanged for Units on the sale of not less than $2,000,000 of Units. The Company may convert other outstanding debt obligations to Units in excess of the $11,000,000 of Units offered for cash and conversion of the Bridge Financing, for which the Sales Agent is not entitled to any compensation, except for conversion of (a) $325,000 of notes issued on or before June 8, 2000, held by clients of the Sales Agent who are not affiliates of the Company and (b) $100,000 of notes issued to Eric Rand and $50,000 of notes issued to Eileen Mirman after June 8, 2000, but prior to the execution hereof (collectively the "$475,000 Earlier Notes"). The Securities are described in the Private Placement Memorandum (as defined in paragraph 1(a) below) and will be sold in reliance on the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated thereunder.

     The Company confirms the agreements made by it with respect to the sale of the Securities by the Selling Agent, as follows:

1.   Representations and Warranties of the Company.

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     The Company represents and warrants to, and agrees with you, the  Selling Agent, as of the date hereof, and as of each Closing
Date and until the last Closing Date (which is hereinafter defined in paragraph 12 of this Agreement) that:

     (a) A Private Placement Memorandum, including all exhibits attached thereto (the "Private Placement Memorandum"), relating to the private offering of the Securities, copies of which have theretofore been delivered to you, has been prepared by the Company in order to consummate the Offering pursuant to an exemption contained in the Act, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     (b) As of the date of the Private Placement Memorandum and at all times subsequent thereto until the last Closing Date, neither the Private Placement Memorandum, nor any supplement or amendment thereto, nor any report filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") will include any untrue statement of a material fact or omit to state any material fact necessary to make statements therein, in light of the context in which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Private Placement Memorandum in reliance upon, and in conformity with, written information furnished to the Company by the Selling Agent specifically for use in the Private Placement Memorandum.

     (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Private Placement Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

     (d) The authorized, issued and outstanding securities of the Company as of each Closing Date of the Offering is as set forth in the Private Placement Memorandum; all of the issued and outstanding securities of the Company have been, or will be when issued as set forth in the Private Placement Memorandum, duly authorized, validly issued, fully paid, and non-assessable; based in part on the representations of the subscribers to the Private Placement Memorandum and the actions of the Selling Agent, the issuances and sales of all such securities complied in all material respects with applicable Federal and State securities laws; to the Company's knowledge, the holders thereof have no rights of rescission against the Company with respect thereto, and are not subject to personal liability by reason of being such holders; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Private Placement Memorandum,

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no  options,
warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Private Placement Memorandum, conform to all statements relating thereto contained in the Private Placement Memorandum.

     (e) The Preferred Stock, Warrants, and shares of Common Stock issuable upon the conversion or exercise thereof are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid, and no personal liability will attach to the ownership thereof.

     (f) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the Selling Agent, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Company has full power and authority to authorize, issue and sell the Securities on, and subject to, the terms and conditions set forth in the Private Placement Memorandum, and no consent, approval, authorization or order of any governmental authority is required in connection with such authorization, execution and delivery, except such as may be required under the Act or state securities laws.

     (g) Except as described in the Private Placement Memorandum, the Company is not in violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

     (h) The Company has good and marketable title to all properties and assets described in the Private Placement Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not material to the business, financial condition or results of operations of the Company; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Private Placement Memorandum are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of

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the Company as lessor,  sublessor,
lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease; and the Company owns or leases all such properties described in the Private Placement Memorandum as are necessary to its operations as now conducted and, except as otherwise stated in the Private Placement Memorandum, as proposed to be conducted as set forth in the Private Placement Memorandum.

     (i) Arthur Andersen LLP, Certified Public Accountants, who has given its report on certain financial statements which are included in our annual report on Form 10-KSB for the year ended December 31,1999, is, to the Company's knowledge, independent public accountants as required by the Exchange Act and the regulations promulgated thereunder.

     (j) The financial statements and schedules, together with related notes, set forth or incorporated by reference in the Private Placement Memorandum present fairly the financial condition, results of operations and cash flows of the Company, on the basis stated in the Private Placement Memorandum, at the respective dates and for the respective periods to which they apply, provided that financial statements which are not as of the end of any fiscal year are subject to such adjustments as may be required in the normal course of preparation of annual financial statements. Said statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with generally accepted accounting principles applied on a basis that is consistent during the periods involved.

     (k) Subsequent to the respective dates as of which information is set forth in the Private Placement Memorandum and to and
including  each  Closing  Date,  except  as  set  forth   in   or
contemplated by the Private Placement Memorandum, (i) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Private Placement Memorandum except in the ordinary course of business, (ii) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock; (iii) there has not been any material change in the capital stock of, or any incurrence of long-term debt by, the Company; (iv) the Company has not issued any warrants, options or other rights to purchase any securities of the Company (except the Company may grant compensatory options to purchase up to 600,000 shares to employees, directors or consultants); and (v) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever.

     (l) Except as set forth in the Private Placement Memorandum, there is not now pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of its officers or directors,

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nor, to the knowledge of the company, any such action,
suit proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition
(financial or otherwise), business prospects, net worth, or properties of the Company.

     (m) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements.

     (n) The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Private Placement Memorandum and is complying therewith and owns or possesses adequate right to use all material patents, patent applications trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. None of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

     (o) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

     (p) On the Closing Date, all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Securities will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

     (q) Except as described in the Private Placement Memorandum, the Company has no subsidiary corporations. The Company does not have any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Private Placement Memorandum.

     (r) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto.
To the Company's knowledge, there are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible

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for the enforcement of such
federal, state or local laws and regulations. To the Company's knowledge, there is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against or involving the Company or any predecessor entity. No question concerning representation exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

     (s) Other than as set forth in the Private Placement Memorandum, the Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company, from the Selling Agent, or from any other person, for services as a finder in connection with the proposed private offering, and the Company agrees to indemnify and hold harmless the Selling Agent against any losses, claims, damages or liabilities, joint or several, which shall include, but not be limited to , all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

     (t) Based upon written representations received from the officers and directors of the Company, except as disclosed in the Private Placement Memorandum, during the past five years, none of the officers or directors of the Company have been:

               (i) The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

               (ii) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

               (iii) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

               (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter,

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               broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;
               (B)  engaging in any type of business practice; or

               (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

               (iv) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph 1(t)(iii) above, or be associated with persons engaged in any such activity;

               (v) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

               (vi) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

       (u) The Company does not currently have filed a registrations statement under the Act for a public offering of any of its securities by the Company, nor has the Company completed a public offering of any of its securities within the past six months.

2.    Representations and Warranties of Selling Agents.   Selling
Agent represents and warrants to and agrees with the Company that:

     (a) Selling Agent is a member in good standing of the National Association of Securities Dealers, Inc., is registered as a broker/dealer under the Securities Exchange Act of 1934 (the
"Exchange Act"), and is licensed as a broker/dealer under the laws of the states of Florida, New York and any other state securities laws applicable to the offers and sales of the Preferred Stock by Selling Agent, and will immediately notify the Company in writing of any change in its status as such;

     (b)   This Agreement has been duly authorized, executed  and
delivered by Selling Agent. This Agreement constitutes the valid, legal and binding obligation of Selling Agent, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, and except as such enforceability may

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be limited
by   bankruptcy,  insolvency,  reorganization  or  similar   laws
affecting creditor's rights generally and general equitable considerations;

     (c) The consummation of the transactions contemplated hereby will not result in any breach of the terms or conditions of, or constitute a default under, any agreement or other instrument to which Selling Agent is a party, or violate any order, applicable to Selling Agent, of any court or federal or state regulatory body or administrative agency having jurisdiction over Selling Agent or over any of its property; and

     (d) Selling Agent will use its reasonable best efforts to conduct the Offering hereunder in a manner intended to be in compliance with the provisions of this Agreement and in this regard and for Selling Agent to be deemed to be using its reasonable best efforts, Selling Agent will:

               (i) Conduct the Offering, insofar as is under Selling Agent's control, in a manner intended to be in compliance with the requirements of Regulation D;

               (ii) Comply with the rules of the state securities laws of the states in which Selling Agent offers or sells Preferred Stock in this Offering (offers and sales will be made only in those states in which Selling Agent has been advised by the Company that blue sky clearance has been obtained or is not required); and

               (iii) During the course of the Offering, not make any representations other than those expressly set forth in the Memorandum or any supplement or amendment thereto which has been authorized in writing by the Company.

3.   Appointment of Selling Agent to Sell the Securities.

      (a) Subject to the terms and conditions of this Agreement and based upon the representations, warranties and agreements herein contained, the Company hereby appoints the Selling Agent as an agent of the Company, until the last Closing Date (which in any event shall not be later than 90 days after the Private Placement Memorandum is available for distribution to potential purchasers), to find qualified purchasers for the Securities in accordance with the Act and the Rules and Regulations, who shall be accredited investors as that term is defined in Rule 501(a) under the Act, and the Selling Agent, on the basis of the representations and warranties of the Company herein, accepts such appointment and agrees to use its best efforts to find qualified purchasers for the Securities in accordance with the Act and the Rules and Regulations; provided, that the engagement of the Selling Agent and this Agreement may be terminated by the Company if the Sales Agent fails to complete the Bridge Financing on the terms set forth in Section 17 of this Agreement or the Sales Agent fails to sell and an initial closing is not held with respect to 200,000 Units at a cash purchase price of $2,000,000 on or before the later of

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September 29, 2000, and 30 days after
the Private Placement Memorandum is available for distribution to potential purchasers. The price of the Units shall be $10.00 per Unit. The Company shall pay a sales commission of ten percent (10%) of the total proceeds to the Selling Agent with respect to each Unit sold for cash and each Unit sold through conversion of the $475,000 Earlier Notes, plus 10% of the proceeds from the bridge financing contemplated by Section 17 of this Agreement. However, no commission will be payable to the Selling Agent upon conversion of the notes issued by the Company in the Bridge Financing contemplated by Section 17 of this Agreement. In addition, the Company shall reimburse the Selling Agent for expenses it incurs in connection with this Offering on a non-accountable basis in the aggregate amount of 3% of the amount on which the sales commission is paid to the Sales Agent; provided, that the total payment for such non-accountable expenses shall not exceed $250,000. At each Closing, the Company shall sell to Selling Agent at a price of $0.001 each, warrants to purchase 20% of the number of shares of Common Stock issuable on conversion of all Preferred Stock included in the Units (including Preferred Stock included in Units issuable on conversion of the notes issued in the Bridge Financing contemplated by Section 17, but excluding Units issuable on conversion of the $475,000 Earlier
Notes or any other notes of the Company outstanding as of the date of this Agreement) sold in the offering exercisable at a price of $2.50 per share over a five year term commencing on the first closing. If the Company shall otherwise terminate this Agreement prior to the first closing, then the Company shall issue to the Sales Agent the warrants described in this paragraph for the purchase of 500,000 shares of Common Stock.

          The Company reserves the right to make the final determination as to whether any purchasers found by the Selling Agent are "accredited investors" within the meaning of Rule 501(a) of Regulation D under the Act, and to reject the subscriptions of any purchasers the Company deems not be so accredited.

     (b) The Selling Agent shall use its best efforts to find qualified purchasers for the Securities on behalf of the Company in accordance with the Act and the Rules and Regulations, and the Selling Agent will instruct investors to make all remittances payable to an escrow agent jointly selected by the Company and Sales Agent.. Any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any commission or any dealer concession or otherwise, shall be forthwith deposited in such escrow account.

     (c) The holders of the $475,000 Earlier Notes and all other notes issued from June 1, 2000 through August 31, 2000, shall have, notwithstanding the terms of any such notes, the option of exchanging their notes for Units in the Offering or receiving payment in full of the outstanding balance owed on the notes.

4.   Delivery of the Securities.

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

     Delivery of the Securities sold by the Selling Agent shall take place at the offices of the Selling Agent (or at such other place as may be designated by the Selling Agent), on each Closing
Date.


5.   Offering the Securities on Behalf of the Company.

     It is understood that the Selling Agent proposes to find qualified purchasers for the Securities in private sales exempt from registration under the Act as contemplated in the Private Placement Memorandum, solely as agent for the Company, upon the terms and conditions set forth in the Private Placement Memorandum. The Selling Agent shall commence making such offer as agent for the Company on the date of the Private Placement Memorandum, or as soon thereafter as the Selling Agent and the Company deem advisable.

6. Covenants of the Company. The Company covenants and agrees with the Selling Agent that:

     (a) The Company has caused to be delivered to you copies of the Private Placement Memorandum, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Selling Agent to use the Private Placement Memorandum in connection with the sale of the Securities during the offering period and until the last Closing Date, in compliance with the Act and the Rules and Regulations, and for such period as in the opinion of counsel to the Company and the Selling Agent the use thereof is required to comply with the applicable provisions of the Act and the rules and comply with the applicable provisions of the Act and the
Rules and Regulations. If at any time within the offering period, there occurs an event of which the Company has knowledge and which in the opinion of counsel for the Company or counsel for the Selling Agent should be set forth in a supplement to the Private Placement Memorandum in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Private Placement Memorandum is required to be delivered to a purchaser of the Securities, or in case it shall be necessary to amend or supplement the Private Placement Memorandum to comply with law or with the Act and the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Private Placement Memorandum or of such supplement to be attached to the Private Placement Memorandum, in such quantities as you may reasonably request, in order that the Private Placement Memorandum, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Private
Placement Memorandum shall be without expense to the Selling Agent. After notice by the Company to Selling Agent of the requirement for amendment or supplement to the Private Placement Memorandum in accordance with this paragraph, the Selling Agent agrees that it will not deliver further copies of the Private
Placement Memorandum to any prospective purchaser until the appropriate amendment or supplement has been supplied by the Company.

          The Company will comply with the Act, the Rules and Regulations thereunder, and the provisions of the Exchange Act and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

     (b) The Company will, at its sole cost and expense, use its best efforts to qualify and register the Securities for sale under the securities or "blue sky" laws of such jurisdictions as are reasonably requested by the Selling Agent, and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of  process  in  any jurisdiction in any action  other  than  one
arising  out  of  the  offering or sale of the  Securities.   The
Company will, from time to time, prepare and file such statements
and   reports  as  are  or  may  be  required  to  continue  such qualification in effect for so long a period as the Selling Agent may reasonably request, until the last Closing Date.

     (c)  The Company will apply the net proceeds from the sale of the
Securities   substantially  in  accordance  with  the   Company's
statements as set forth in the Private Placement Memorandum.

     (d) The Company will reserve a sufficient number of shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of Warrants.

     (e) The Company shall prepare and file a registration statement (the "Resale Registration") with the Securities and Exchange Commission within 90 days from the closing of the offering in order to permit the resale of the Common Stock underlying the Preferred Stock and Warrants issued as part of the Units, Common Stock underlying any warrants issued in the Bridge Financing contemplated by Section 17, Common Stock underlying any warrants that contain registration rights that are now outstanding, and the Common Stock underlying the warrants issued to the Sales Agent under Section 3(a) (the "Registrable Securities"). If the
Registrable   Securities   are  registered   under   the   Resale
Registration within six months of the final closing and as a condition to the Company's obligation to register for each holder its Registrable Securities, such holder (and its assigns) will agree not to sell any of the Registrable Securities without the written approval of Sales Agent and the Company prior to the later of one year from the final closing or six months from the effective date of the registration statement (the "Lock-up
Period").   The Company shall use its best efforts  to  have  the
Resale Registration declared effective as soon as possible after filing, and to keep such registration statement effective (by filing all necessary post effective amendments thereto) for not less than the later of one year from the initial effective date of the registration statement or six months following the end of the Lock-up Period. The holders of warrants included in the Registrable Securities shall, in addition to the rights conferred above, have "piggy-back" registration rights for the underlying Common Stock, which rights are effective from and after the date the Resale

Registration ceases to be effective and may be exercised at any time prior to the later of expiration of the warrants or one year from the date the warrants are exercised, to include the shares underlying the warrants in any registration statement filed by the Company with the Securities and Exchange Commission during the period the "piggy-back" registration rights may be exercised (other than a registration statement filed on Forms S-8 or S-4, or any similar form thereto). The terms of the registration rights are as set forth in the Registration Rights Agreement attached as an exhibit to the Private Placement Memorandum and the subscription document used for the Bridge Financing contemplated by Section 17 of this Agreement.

7. Conditions of Selling Agent's Obligations. The obligations of the Selling Agent to act as agent for the Company are subject, as of the date hereof and as of each Closing Date, to the continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made to the Selling Agent pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

     (a) Since the date as of which information is presented in the Private Placement Memorandum; (i) there shall not have been any material adverse change in the capital stock or other securities of the Company or any material adverse change in the long-term debt of the Company except as set forth in or contemplated by the Private Placement Memorandum; (ii) there shall not have been any
material   adverse  change  in  the  general  affairs,  business,
properties or condition (financial or otherwise), management, or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Private Placement Memorandum; (iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Private Placement Memorandum; (iv) the Private Placement Memorandum and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the
requirements   thereof,   and  neither  the   Private   Placement
Memorandum nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading. The Selling Agent's obligations to find qualified purchasers under this Agreement shall cease, if in the judgment of the Selling Agent, any such development referred to in clauses (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Selling Agent.

     (b) At each Closing Date, except as set forth in the Private Placement Memorandum, there is not pending or, to the knowledge
of   the   Company,  threatened,  any  material   action,   suit,
proceeding, inquiry, arbitration or investigation against the Company or any of the officers or directors of the Company, nor, to the Company's knowledge, any such material action, suit, proceeding, inquiry, arbitration, or investigation, which might materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or properties of the Company.
     (c) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at each Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

     (d) The Selling Agent shall have received on each Closing Date certificates dated as of each Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, and such other officers of the Company as the Selling Agent may reasonably request, certifying that:

               (i) They do not know of any litigation instituted or threatened against the Company or any officer or director of the Company, of a character required to be disclosed in the Private Placement Memorandum which is not disclosed therein; they do not know of any contracts which are required to be summarized in the Private Placement Memorandum which are not so summarized; and they do not know of any material contracts required to be attached as exhibits to the Private Placement Memorandum which are not so attached;

                    (ii) They have each carefully examined the Private Placement
               Memorandum and, to the best of their knowledge, neither the Private Placement Memorandum nor any amendment or supplement thereto contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein in light of the context in which they were made, not misleading; and since the date of the Private Placement Memorandum, to the best of their knowledge, there has occurred no event required to be set forth in an amendment or supplement to the Private Placement Memorandum which has not been so set forth;

                (iii) Since the respective dates as of which information is given in the Private Placement Memorandum, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Private Placement Memorandum;

              (iv) Each of the representations and warranties set forth in the
               Selling Agent Agreement are true and correct as of the date hereof and as of each Closing Date, and the Company has complied with all of its agreements and performed all of its obligations under the Selling Agent Agreement;

               (v) The Company is not delinquent in the filing of any United States or other tax return or the payment of any United States or other taxes; they know of no proposed redetermination or re-assessment of taxes adverse to the Company, and the Company has paid or provided by adequate reserves for all known tax liabilities;

                    (vi) The financial statements and schedules contained in the
               Private Placement Memorandum present fairly the financial position of the Company as of the dates thereof, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Since the respective dates of such financial statements, there have been no material adverse changes in the condition or general affairs of the Company, financial or otherwise, other than as referred to in the Private Placement Memorandum;

                    (vii) They have reviewed the sections in the Company's Private Placement Memorandum relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate; and

     (b) The Selling Agent shall have received an opinion of counsel to the Company in form reasonably acceptable to the Selling
Agent.

     (c) If any of the conditions provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Selling Agent under this Agreement may be canceled at, or at any time prior to, the last Closing Date by the Selling Agent notifying the Company of such cancellation in writing or by facsimile at or prior to the last Closing Date.
Any such cancellation shall be without liability of the Selling Agent to the Company.

8.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all attorneys'
fees), to which the Selling Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Private Placement Memorandum, or any amendment or supplement thereto, (B) any blue sky application or other document executed by the company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (iii) arise out of or are based upon the omission or alleged omission to state in the Private Placement Memorandum, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for us in the preparation of the Private Placement Memorandum or any such amendment or supplement thereof or any such Blue Sky Application. This indemnity will be in addition to any liability which the Company may otherwise have.

     (b) The Selling Agent will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Private Placement Memorandum, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof), arise out of or are based upon (i) any breach of the warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Private Placement Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Private Placement Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the Selling Agent Memorandum.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, promptly notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section. In case any such action is brought against any indemnified party, and it promptly notifies
the   indemnifying  party  of  the  commencement   thereof,   the
indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject
to   the   provisions  herein  stated,  with  counsel  reasonably
satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so
to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such
action  (including  any  impleaded  parties)  include  both   the
indemnified  party  and  the  indemnifying  party  and   in   the
reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party, which firm
shall  be  designated in writing by the indemnified  party).   No
settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall
not  be  unreasonably  withheld  in  light  of  all  factors   of
importance to such indemnifying party.

9.   Contribution.

     (a) If the indemnification provided for in this Agreement is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, from the offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand, and of the Selling Agent on the other hand, in connection with any statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations; provided, that any contribution hereunder by the Selling Agent shall not exceed the amount of cash consideration received by the Selling Agent hereunder. The relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of sales commissions, and the non-accountable expense allowance, but before deducting expenses) received by the Company, bear to the commissions and the non-accountable expense allowance received by the Selling Agent. The relative fault of the Company on the one hand, and of the Selling Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access or information and opportunity to correct or prevent such statement or omission. The Company and the Selling Agent agree that it would not be just and
equitable   if   contribution  pursuant  to  this  Section   were
determined by pro rata allocation or by any other method of allocation, which does not take into account the equitable
considerations  referred  to in this paragraph.   Notwithstanding
anything to the contrary, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contributions for any person who is not guilty of such fraudulent misrepresentation.

     (b) Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of  any action, suit, or proceeding, such party will, if a  claim for contribution in respect thereof is to be made against another party ("Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to so notify the contributing Party will not relieve it from any liability which it  may  have  to  any  other party other than  for  contribution
hereunder.   In  case  any such action,  suit  or  proceeding  is
brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any
other   Contributing   Party  similarly   notified.    Any   such
Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding which was effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

10.  Costs and Expenses.

     (a) Whether or not the sale of the Securities by the Company is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution of the Private Placement Memorandum (including the financial statements therein and all amendments and exhibits thereto); all state filing fees, expenses and disbursements and legal fees of counsel to the Company who shall serve as Blue Sky counsel to the Company in connection with the qualification of the Securities under the state securities or blue sky laws, in such jurisdictions which the Selling Agent shall reasonably designate; the cost of printing and furnishing to the Selling Agent copies of this Agreement, any Selected Dealers Agreement (if required), the cost of printing the certificates evidencing the Securities; the cost of preparing and delivering to the Selling Agent and its counsel bound volumes containing copies of all documents and appropriate correspondence, and all closing documents; and the fees and disbursements of the transfer agent for the Company's securities.
The  Company shall pay any and all taxes

(including any transfer,
franchise,   capital   stock  or  other  tax   imposed   by   any
jurisdiction) on sales hereunder. The Company will also pay all costs and expenses incident to the furnishing of any supplement to be attached to the Private Placement Memorandum .
(b) Other than as described in the Private Placement Memorandum, no person is entitled, either directly or indirectly, to compensation from the Company, from the Selling Agent or from any other person for services as a finder in connection with the proposed offering, and each of the Company and the Selling Agent agrees to indemnify and hold harmless the other against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Selling Agent or the Company may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

11.   Closing  Date.   The offering will terminate  on  the  last
Closing Date, which shall be:

     (a)  the Termination Date described in the Private Placement
Memorandum, unless extended by the Company and the Selling Agent to a later date;

     (b)  the date all of the Securities are sold; or

     (c) such earlier date specified in writing by the Company and the Selling Agent.

12. Representations, Warrants and Agreement to Survive Delivery. The respective indemnities, agreements, representations, covenants, conditions, warranties and other statements of the Company and/or its officers and/or directors, where appropriate, and the Selling Agreement set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Selling Agent, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the securities and the termination of the Agreement.

13. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered or faxes and confirmed:

If to the Selling Agent: First Level Capital
                         50 Broadway, 24th Floor
                         New York, NY 10004
                         Attention: Mr. Eric Rand

If to the Company:       BuyersOnline.com, Inc.
                         66 E. Wadsworth Park Dr., Suite 101
                         Draper, Utah 84020
                         Attention:  Mr. Rod Smith

14. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the Selling Agent, the Company and, to the extent expressed, any person controlling the Company or of the Selling Agent, and directors of the Company, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Securities or other securities from the Selling Agent.

15. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

16. Entire Agreement. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

17. Bridge Financing. Sales Agent's rights and obligations hereunder are conditioned on its securing, and having the right to secure, for the Company bridge financing of $1,200,000 on or before September 15, 2000, through the sale of promissory notes and warrants of the Company on the terms set forth in the Subscription Agreement delivered by the Company to the Sales Agent.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the company and the Selling Agent in accordance with its terms.

                                   Very truly yours,

                                   By:    /s/   Theodore   Stern,
Chairman

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                                   FIRST LEVEL CAPITAL

                                   By: /s/

           ADDENDUM NO. 1 TO SELLING AGENT AGREEMENT


     This Addendum No. 1 ("Addendum") to the Selling Agent Agreement dated September 7, 2000 ("Agreement") between BuyersOnline.com, Inc. (the "Company") and First Level Capital, Inc. ("Selling Agent") is made and entered this 9th day of October, 2000.

     1. The reference in the first paragraph of the Agreement to the minimum offering of "200,000 Units at a cash purchase price of $2,000,000" is hereby amended to read "200,000 Units at a cash purchase price of $2,000,000 (which may include conversion of the $475,000 Earlier Notes, as defined in this paragraph)".

     2. The reference in paragraph 3(a) of the Agreement to the minimum offering of "200,000 Units at a cash purchase price of $2,000,000" is hereby amended to read "200,000 Units at a cash purchase price of $2,000,000 (which may include conversion of the $475,000 Earlier Notes)".

     3. In all other respects the Agreement shall remain unchanged by this Addendum.

     Agreed and entered into the day and year first above written.

                                   BUYERSONLINE.COM, INC.

                                   By:/s/Theodore Stern, Chairman

                                   FIRST LEVEL CAPITAL, INC.

                                   By: /s/